A Winning Combination: Creating a Consumer Goods Powerhouse December 14, 2015 Exhibit 99.2

Statements in this presentation that are not historical in nature constitute forward looking statements. These forward-looking statements relate to information or assumptions about the timing of completion of the proposed acquisition, the expected benefits of the proposed acquisition, management's plans, projections and objectives for future operations, scale and performance, integration plans and expected synergies therefrom, and anticipated future financial and operating performance results, including operating margin or gross margin capital and other expenditures, cash flow, dividends, restructuring and other project costs, costs and cost savings, and debt ratings. These statements are accompanied by words such as "anticipate," "expect," "project," "will," "believe," "estimate" and similar expressions. Such expectations are based upon certain preliminary information, internal estimates, and management assumptions, expectations, and plans, and are subject to a number of risks and uncertainties inherent in projecting future conditions, events, and results. Actual results could differ materially from those expressed or implied in the forward-looking statements if one or more of the underlying assumptions or expectations prove to be inaccurate or are unrealized. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the risk that the necessary shareholder approvals may not be obtained; the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated; the risk that the proposed acquisition will not be consummated in a timely manner; risks that any of the closing conditions to the proposed acquisition may not be satisfied or may not be satisfied in a timely manner; risks related to disruption of management time from ongoing business operations due to the proposed acquisition; the risk that we are unable to retain our investment grade rating; failure to realize the benefits expected from the proposed acquisition; failure to promptly and effectively integrate the acquisition; and the effect of the announcement of the proposed acquisition on the ability of Newell Rubbermaid and Jarden to retain customers and retain and hire key personnel, maintain relationships with suppliers, on their operating results and businesses generally and those factors listed in Newell Rubbermaid’s most recently filed Quarterly Report on Form 10-Q and exhibit 99.1 thereto and Jarden’s most recent Annual Report on Form 10-K for the year ended December 31, 2014, in each case, filed with the Securities and Exchange Commission (“SEC”). Changes in such assumptions or factors could produce significantly different results. The information contained in this presentation is as of the date indicated. Neither Newell Rubbermaid nor Jarden assumes any obligation to update any forward-looking statements contained in this presentation as a result of new information or future events or developments. Forward-Looking Statements

Additional Information and Where to Find it In connection with the proposed acquisition, Newell Rubbermaid and Jarden will file a registration statement on Form S-4 that will include the Joint Proxy Statement of Newell Rubbermaid and Jarden that also constitutes a prospectus of Newell Rubbermaid. Newell Rubbermaid and Jarden plan to mail to their respective shareholders the Joint Proxy Statement/Prospectus in connection with the acquisition. WE URGE INVESTORS AND SHAREHOLDERS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NEWELL RUBBERMAID, JARDEN, AND THE PROPOSED ACQUISITION. Investors and shareholders will be able to obtain copies of the Joint Proxy Statement/Prospectus and other documents filed with the SEC by Newell Rubbermaid and Jarden free of charge at the SEC’s website, www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the Joint Proxy Statement/Prospectus and other documents filed with the SEC by Newell Rubbermaid by accessing Newell Rubbermaid’s website at www.newellrubbermaid.com by clicking on the “Investor Relations” link and then clicking on the “SEC Filings” link or by contacting Newell Rubbermaid Investor Relations at investor.relations@newellrubbermaid.com or by calling 1-800-424-1941, and will be able to obtain free copies of the Joint Proxy Statement/Prospectus and other documents filed with the SEC by Jarden by accessing Jarden’s website at www.jarden.com by clicking on the “For Investors” link and then clicking on the “SEC Filings” link or by contacting Jarden Investor Relations at rwilson@jarden.com or by calling 203-845-5300. Shareholders may also read and copy any reports, statements and other information filed by Newell Rubbermaid or Jarden with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.   Participants in the Merger Solicitation Newell Rubbermaid, Jarden and certain of their respective directors, executive officers and other persons may be considered participants in the solicitation of proxies from the respective shareholders of Newell Rubbermaid and Jarden in respect of the proposed acquisition contemplated by the Joint Proxy Statement/Prospectus. Information regarding Newell Rubbermaid’s directors and executive officers is available in Newell Rubbermaid’s Form 10-K filed with the SEC on March 2, 2015, its proxy statement filed with the SEC on April 1, 2015 in connection with its 2015 annual meeting of stockholders and its Forms 8-K filed with the SEC on February 12, 2015, May 19, 2015, October 9, 2015 and November 16, 2015. Information regarding Jarden’s directors and executive officers is available in Jarden’s Form 10-K filed with the SEC on March 2, 2015, its proxy statement filed with the SEC on April 20, 2015 in connection with its 2015 annual meeting of stockholders and its Forms 8-K filed with the SEC on January 5, 2015 and June 9, 2015. Other information regarding persons who may be considered participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC when they become available.   Non-Solicitation This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Additional Information

Call Participants Michael B. Polk President & Chief Executive Officer, Newell Rubbermaid Inc. Martin E. Franklin Founder and Executive Chairman, Jarden Corporation James E. Lillie Chief Executive Officer, Jarden Corporation

Combination Overview Transaction Overview Transaction Rationale Q&A Agenda

A winning combination “Brands That Matter” “The Brands of Everyday Life” Diversified, global consumer products Portfolio of leading brands #1 or #2 positions in Writing, Tools, Commercial Products, Home Solutions and Baby Accelerating growth and strong value creation track record (5 years) $6 billion in annualized sales Sold in over 100 countries with about 30% of revenue outside the U.S. Strong management team Diversified, global consumer products Over 120 trusted, authentic brands #1 or #2 positions in a majority of its categories: Branded Consumables, Consumer Solutions, and Outdoor Solutions Strong growth and value creation track record (14 years) $10 billion in annualized sales Sold in over 125 countries with about 36% of revenue outside the U.S. Strong management team

A New House of Brands Our new mark acknowledges the combination of two great companies with the roof line highlighting the word “we” and the upward sloping “L’s” serving as recognition that growth is the engine that powers us. As a leading brand company, our success will be built by putting the consumer first and through strong partnerships with our customers, suppliers, employees, communities and investors. Introducing Newell Brands

Note: Brands shown have leading market share positions in their respective categories. $16 billion branded consumer goods company

Strategic rationale Strong, complementary portfolio of leading brands in large, growing categories Increases scale across key channels, retailers, markets and suppliers Expands global reach for both Newell and Jarden Enables cross-selling opportunities for the combined portfolio Strengthens capabilities in innovation, brand building, design and eCommerce Unlocks $500 million in cost efficiencies and synergies* * Cost synergies incremental to existing restructuring program (Project Renewal)

Overview of Transaction

Jarden shareholders receive $21 in cash and 0.862 Newell shares for each share of Jarden common stock for aggregate value of $60 per share, representing a 24 percent premium to Jarden’s 30-day volume weighted average share price (as of 12/11/15) Newell Rubbermaid shareholders to own 55 percent of combined company Key transaction highlights Value Creation Source of Financing Overview Timing Immediately accretive to Newell Rubbermaid’s normalized earnings per share Expect to deliver $500 million in run-rate cost synergies within four years of closing Significant revenue synergy opportunity Transaction funded by cash on hand, debt and equity issued to Jarden shareholders; convertible bondholders will be entitled to convert in exchange for the merger consideration in conjunction with the transaction Committed financing in place for cash portion and debt refinancing of the transaction Expected pro forma leverage ratio of 4.5x after synergies Transaction expected to close in Q2 2016, subject to customary conditions and regulatory approvals Ratings and Dividend Policy Committed to maintaining investment grade rating Newell Brands to establish target leverage ratio of 3.0 to 3.5x Newell Brands intends to maintain a dividend at or above Newell Rubbermaid’s current annual dividend per share

Michael B. Polk, Chief Executive Officer of Newell Rubbermaid, to become Chief Executive Officer of Newell Brands Mark S. Tarchetti, currently Chief Development Officer of Newell Rubbermaid, to become President of Newell Brands upon completion of the transaction Focus on unlocking the value creation opportunity in the combination and bringing talent and management strengths of both organizations together Key governance highlights Board of Directors Management Three Jarden Corporation Directors to join the Newell Brands Board of Directors including Martin E. Franklin, Founder and Executive Chairman of Jarden Ian G. H. Ashken, Co-Founder, Vice Chairman and President of Jarden Michael T. Cowhig, currently non-executive Chairman of Newell Rubbermaid, to become non-executive Chairman of thirteen member Newell Brands Board of Directors

Committed to investment grade rating Pursue capital allocation activity consistent with deleveraging Disciplined management of working capital and capital expenditures Maintain dividend at or above current NWL annualized dividend of $0.76 per share Target leverage ratio of 3.0 to 3.5x within 2-3 years

Financial implications of combination Strong, competitive core sales growth Near term: capital allocation focused on deleveraging and sustaining dividend; Medium term: capital allocation strengthens portfolio and returns Annual adjusted EBITDA over $3 billion post synergies Strengthened margins; EBITDA margin over 20% post synergies Strong, highly competitive returns for shareholders Immediately accretive to normalized EPS

Transaction Rationale

Combination creates leading branded consumer goods company Over $16 billion in sales in 2016 and EBITDA margins exceeding 20% post synergies Diversification benefits and increased scale in key countries, retailers, channels, and suppliers Enhanced global scale enables strong revenue and margin expansion opportunities Expanded product offering provides access to new channels Acceleration of international deployment of combined portfolio Expected cost synergies, fully incremental to Project Renewal Eliminate duplication: corporate overhead, enterprise-wide shared services Lower cost to serve: distribution, transportation, selling Benefits of scale: procurement leverage, payment terms, and buying overheads Robust free cash flow to drive rapid deleveraging to 3.0 to 3.5x target Strong and stable cash flows with commitment to investment grade credit profile Once target leverage ratio achieved, opportunity to actively strengthen the portfolio for improved margin and increased value creation Two proven management teams Best of both approach to talent and capabilities 1 2 3 4 5 Combination strengths

Leading brands in growing global categories

Concentrated portfolio enables focused investment top 30 brands ~80% revenue

Complementary portfolio strengthens category leadership

Scale strengthens value creation opportunity Source: Annual reports Note: NWL and JAH 2014 adjusted for pro forma acquisitions and disposals (Décor) Blended Peer Group – revenue ($B)

Enhanced scale in key geographies Combination revenue relative to Newell Rubbermaid 2.4x 1.9x 2.2x 3.6x 3.4x 3.5x 2.4x 4.0x 2.3x 2.3x Note: Based on 2014 financials

Enhanced scale in key channels and retailers 3.9x 2.3x 1.6x 1.4x 1.3x 2.6x 1.9x 1.8x 4.0x 3.3x Combination revenue relative to Newell Rubbermaid Note: Based on 2014 revenue data by retailer; retailer sales as percentage of pro forma combined sales does not change meaningfully

Pre-synergy profitability strong ~80% revenue ~15% normalized operating margin* * Pre-synergies

Q&A